UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 7, 2024 (March 4, 2024)

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive	Chicago	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CME Group Omnibus Stock Plan

On March 4, 2024, the Compensation Committee (the “Committee”) of CME Group Inc. (“CME Group” or the “Company”) approved an amended and restated Omnibus Stock Plan (the “Amended Omnibus Stock Plan”) effective as of March 1, 2024. The amendments to the Amended Omnibus Stock Plan were approved by the Committee to adopt double trigger change of control vesting provisions to align more closely with market practice and the preferences of CME Group shareholders.

Under the terms of the Amended Omnibus Stock Plan, unless otherwise provided in the applicable Award Agreement or a more favorable treatment is provided in an agreement between the Participant and the Company or an Affiliate or as otherwise determined by the Committee, the vesting of equity awards granted after March 1, 2024 will be accelerated in the event of a Change of Control if either (i) the surviving entity does not provide replacement awards as described in the Amended Omnibus Stock Plan (referred to as “qualifying replacement awards”) or (ii) the surviving entity provides qualifying replacement awards and there is an involuntary termination of employment without Cause or for Good Reason during the 24 month period following the Change of Control.

The foregoing is a summary of the key amendments to the Amended Omnibus Stock Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it was fully set forth herein. The summary is qualified in its entirety by the complete text of the Amended Omnibus Stock Plan. Capitalized terms not otherwise defined herein have the meanings set forth in the Amended Omnibus Stock Plan.

The Amended Omnibus Stock Plan replaces the CME Group Inc. Third Amended and Restated Omnibus Stock that was set forth as Exhibit 10.1 to the CME Group Annual Report on Form 10-K, filed on February 28, 2024.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	CME Group Inc. Fourth Amendment and Restated Omnibus Stock Plan (As amended and restated effective March 1, 2024).

104	The cover page from CME Group Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

*	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: March 7, 2024	By:	/s/ Jonathan Marcus
	Name:	Jonathan Marcus
	Title:	Senior Managing Director General Counsel Duly Authorized Officer